ADP REPORTS 4% REVENUE GROWTH FOR FIRST FISCAL QUARTER; EPS DECLINES 6%


      ROSELAND, NJ, October 17, 2003 - Automatic Data Processing, Inc. (NYSE:ADP) reported 4% revenue growth and $.32 earnings per share for the first fiscal quarter ended September 30, 2003, Arthur F. Weinbach, chairman and chief executive officer, announced today. Revenues of $1.7 billion increased 4% over last year. Pretax earnings declined 9% and net earnings declined 7%. Diluted earnings per share declined 6% from $.34 per share last year.

     Commenting on the quarter, Mr. Weinbach said, "The primary reasons for the earnings decline are the previously disclosed reductions in interest rates, the weakness in the brokerage industry and the overall economy, and our incremental investment activity. Nevertheless, earnings were slightly stronger than our expectations, although some of our key indicators of future performance remained mixed. Revenues in Employer Services grew 10% with internal revenue growth of 5%. Employer Services' new business sales declined 4% from a year ago, which is slightly behind our plan. Client retention continues to be strong, improving slightly over last year's record retention levels. While our plans contemplated flat employment throughout the fiscal year, we had a decline of less than 0.5% in the number of employees on our clients' payrolls in the first quarter. As expected, our margin in Employer Services declined due to previously announced accelerated investments as well as the integration of June's ProBusiness Services acquisition. Dealer Services' revenues grew 8% continuing the positive momentum from last year. Brokerage Services' revenues declined 13%. The decline from last year is based on lower back office trades per day, although above expectations, and lower investor communications activity. Claims Services' revenues declined 6%, primarily due to the previously announced exiting of our Medical Claims Business.

      "Our fiscal 2004 guidance for mid-single digit revenue growth and earnings per share of $1.50 - $1.60 remains unchanged. While we are slightly ahead of our planned results for the quarter, our incremental investment spending was slower than anticipated and will ramp-up over the fiscal year. We remain cautious on our full year estimate for sales growth in Employer Services, and our outlook continues to anticipate no change in the economy. We are optimistic about the incremental investments we are making in our businesses and their impact on our future growth opportunities," Mr. Weinbach concluded.

      An analyst conference call to review the first quarter results will be held today, Friday, October 17 at 1:30 p.m. EDT. A live audio webcast of the call will be available to the public on a listen-only basis. To listen to the webcast go to www.adp.com and click on the webcast icon. ADP's news releases, current financial information, SEC filings and Investor Relations presentations are accessible at the same website.

      ADP, with over $7 billion in revenues and approximately 500,000 clients, is one of the largest independent computing services firms in the world.

AUTOMATIC DATA PROCESSING, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)
                           THREE MONTHS ENDED SEPTEMBER 30,
                                   2003       2002
                               ----------- ----------
Revenues, other than interest
  on funds held for clients
  and PEO revenues             $1,532,389  $1,476,424
Interest on funds held for
  Clients                          82,934      89,865
PEO revenues (A)                  104,954      80,396
                               ----------  ----------
Total revenues                  1,720,277   1,646,685
                               ----------  ----------

Operating expenses                794,241     708,468
Selling, general and
  administrative expenses         426,878     447,953
Systems development and
  programming costs               131,754     119,898
Depreciation and amortization      74,726      67,684
Other income, net                 (18,592)    (37,718)
                               ----------  ----------
Total expenses                  1,409,007   1,306,285
                               ----------  ----------

Earnings before income taxes      311,270     340,400

Provision for income taxes        116,420     130,000
                                ---------   ---------
Net earnings                    $ 194,850   $ 210,400
                                =========   =========

Basic earnings per share        $    0.33   $    0.35
                                =========   =========
Diluted earnings per share      $    0.32   $    0.34
                                =========   =========
Dividends per common share      $  0.1200   $  0.1150
                                =========   =========

(A) Net of pass-through costs of $911,569 and $763,379 for the three months ended September 30, 2003 and 2002, respectively.


AUTOMATIC DATA PROCESSING, INC. AND SUBSIDIARIES
OTHER SELECTED FINANCIAL DATA
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                   THREE MONTHS ENDED SEPTEMBER 30,
                                                            2003       2002
                                                       ----------  ----------

Revenues for select business units (B)
  Employer Services                                    $1,110,000  $1,008,000
  Brokerage Services                                   $  313,000  $  358,000
  Dealer Services                                      $  211,000  $  195,000

Pre-tax earnings for select business units (B)
  Employer Services                                    $  206,000  $  213,000
  Brokerage Services                                   $   20,000  $   56,000
  Dealer Services                                      $   32,000  $   30,000

(B) Prior year's segment results were adjusted to reflect fiscal year 2004 budgeted foreign exchange rates. In addition, Employer Services' prior year revenue was adjusted to include interest earned on client funds credited at 4.5%. Employer Services' revenues are credited with interest earned on client funds at a standard rate to better judge real business growth without the impact of changing interest rates. Given the sustained lower interest rates over recent years, ADP has changed the standard rate from 6.0% to 4.5%. A full description of segment information follows the balance sheet. The tables at the end of this release provide the adjusted quarterly segment data for the prior three fiscal years.


                                                   THREE MONTHS ENDED SEPTEMBER 30,
                                                            2003       2002
                                                      ----------  ----------
Components of Other income, net:
--------------------------------
Interest income on corporate funds                    $ (22,100)  $ (39,704)
Interest expense                                          4,651       7,976
Realized gains on available-for-sale
  securities, net                                        (1,143)     (5,990)
                                                      ---------   ---------
Total other income, net                               $ (18,592)  $ (37,718)
                                                      =========   =========

Earnings per share information:
-------------------------------
Net earnings                                          $ 194,850   $ 210,400
Average shares outstanding                              594,843     606,814
Basic earnings per share                              $    0.33   $    0.35
Diluted net earnings                                  $ 195,177   $ 210,713
Diluted shares outstanding                              600,849     612,517
Diluted earnings per share                            $    0.32   $    0.34

AUTOMATIC DATA PROCESSING, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

                                                SEPTEMBER 30,      JUNE 30,
                                                       2003           2003
                                                -------------     ----------
                                                  (UNAUDITED)
Assets
------
Cash and cash equivalents/Short-term
  marketable securities                          $ 1,859,427     $ 2,005,384
Other current assets                               1,466,440       1,670,117
                                                 -----------     -----------
  Total current assets                             3,325,867       3,675,501

Long-term marketable securities                      457,743         338,959
Property, plant and equipment, net                   604,504         614,701
Other non-current assets                           3,440,665       3,396,761
Funds held for clients                            10,099,731      11,807,749
                                                 -----------     -----------
  Total assets                                   $17,928,510     $19,833,671
                                                 ===========     ===========

Liabilities and Shareholders' Equity
-----------------------------------
Total current liabilities                        $ 1,707,534     $ 1,998,783
Long-term debt                                        84,713          84,674
Other non-current liabilities                        979,437         929,826
Client funds obligations                           9,807,193      11,448,915
                                                 -----------     -----------
  Total liabilities                               12,578,877      14,462,198

Total shareholders' equity                         5,349,633       5,371,473
                                                 -----------     -----------
  Total liabilities and shareholders' equity     $17,928,510     $19,833,671
                                                 ===========     ===========



Segment Information
-------------------

Employer Services, Brokerage Services and Dealer Services are ADP's largest business units. ADP evaluates performance of its business units based on operating results before interest on corporate funds, foreign currency gains and losses, and income taxes. Certain revenues and expenses are charged to business units at a standard rate for management and motivation reasons. Other costs are recorded based on management responsibility. Prior years' business unit revenues and earnings before income taxes have been adjusted to reflect updated fiscal year 2004 budgeted foreign exchange rates. In addition, Employer Services' prior years' revenues were adjusted to include interest earned on client funds credited at 4.5%. Prior to fiscal 2004, Employer Services was credited with interest earned on client funds at 6.0%. Given the decline in interest rates over recent years, the standard rate has been changed to 4.5%. Reconciling items for revenues and earnings before income taxes include foreign exchange differences between the actual foreign exchange rates and the fiscal 2004 budgeted foreign exchange rates and the adjustment for the difference between actual interest income earned on invested funds held for clients and interest credited to Employer Services at a standard rate. The business unit results also include an internal cost of capital charge related to the funding of acquisitions and other investments. This charge is eliminated in consolidation and as such represents a reconciling item to earnings before income taxes. The tables below show the adjusted quarterly segment revenues and earnings before income taxes and reconciling items for fiscal years 2001, 2002 and 2003.


AUTOMATIC DATA PROCESSING, INC. AND SUBSIDIARIES
REVENUE BY BUSINESS UNIT
(IN MILLIONS)
                                                                          Reconciling Items
                                                                          ---------------------
Fiscal                                                                    Foreign   Client Fund
Year   Employer Services  Brokerage Services   Dealer Services    Other   Exchange   Interest        Total
------ ----------------   ------------------   ---------------    -----   --------  -----------      -----

          $     %               $    %             $     %        $    %      $         $            $   %

2001
Q1       892   13%           364   41%           171  (10)%     111  12%     (27)      33         1,544  16%
Q2       976   14%           372   18%           175   (9)%     124  10%     (48)      41         1,640  12%
Q3     1,123   11%           449   11%           182   (2)%      97   2%     (40)      43         1,854  10%
Q4       965   10%           579   14%           181    3%      112 (14)%    (52)      31         1,816   8%
       -----------         -----------           ----------     ---------   -------------         ----------
Year   3,956   12%         1,764   19%           709   (5)%     444   2%    (167)     148         6,854  11%
       ===========         ===========           ==========     =========   =============         ==========


2002
Q1       970    9%           364    0%           181    6%      112   1%     (45)      26         1,608   4%
Q2     1,027    5%           369   (1)%          181    3%      132   6%     (49)      21         1,681   3%
Q3     1,171    4%           465    4%           183    1%      104   7%     (55)       2         1,870   1%
Q4     1,008    4%           579    0%           187    3%      116   4%     (46)       1         1,845   2%
       -----------         -----------           ----------     ---------   -------------         ----------
Year   4,176    6%         1,777    1%           732    3%      464   5%    (195)      50         7,004  2%
       ===========         ===========           ==========     =========   =============         ==========

2003
Q1     1,008    4%           358   (2)%          195    8%      116   4%     (32)       2         1,647   2%
Q2     1,064    4%           319  (14)%          201   11%      137   4%     (33)      (5)        1,683   0%
Q3     1,240    6%           401  (14)%          209   14%       96  (8)%    (21)     (19)        1,906   2%
Q4     1,078    7%           532   (8)%          208   11%      113  (2)%     (1)     (19)        1,911   4%
       -----------         ----------            ----------     ---------   -------------        -----------
Year   4,390    5%         1,610   (9)%          813   11%      462  (0)%    (87)     (41)        7,147   2%
       ===========         ==========            ==========     =========   =============        ===========

2004
Q1     1,110   10%           313  (13)%          211    8%      110  (5)%     (3)     (21)        1,720   4%


AUTOMATIC DATA PROCESSING, INC. AND SUBSIDIARIES
PRE-TAX EARNINGS BY BUSINESS UNIT
(IN MILLIONS)
                                                                             Reconciling Items
                                                                           ----------------------
                                                                                 Client   Cost of
Fiscal       Employer       Brokerage        Dealer                        Frgn   Fund    Capital
Year         Services       Services        Services         Other          Exch.  Int.   Charge       Total
------   --------------- --------------- --------------- ----------------- ----------------------    ---------------

                 Pre-tax          Pre-tax        Pre-tax           Pre-tax                                   Pre-tax
         $    %  Margin  $    %   Margin   $  %  Margin   $   %    Margin     $      $      $        $     %  Margin


2001
Q1      149  18%  17%   65   18%  18%    21  (30)% 12%    6  100%+    5%     (2)    33     15       287  29%    19%
Q2      198  25%  20%   63   (2)% 17%    28  (13)% 16%    2  (94)%    2%     (4)    41     15       343  13%    21%
Q3      308  16%  27%   81  (20)% 18%    28    0%  15%    4  100%+    4%     (6)    43     17       475  14%    26%
Q4      167  34%  17%  129    7%  22%    27   13%  15%   57   32%    52%     (8)    31     17       420  20%    23%
     ----------------  --------------   --------------  -----------------   -----------------     -----------------
Year    822  22%  21%  338   (1)% 19%   104   (9)% 15%   69   (3)%   16%    (20)   148     64     1,525  18%    22%
     ================  ==============   ==============  =================   =================     =================

2002
Q1      188  26%  19%   67   3%   18%    28   33%  15%  (12)(100)%+ (11)%    (4)    26     27       320  11%    20%
Q2      247  25%  24%   64   2%   17%    31   11%  17%   46  100%+   35%     (7)    21     28       430  25%    26%
Q3      356  16%  30%   88   9%   19%    31   11%  17%   69  100%+   66%    (10)     2     36       572  20%    31%
Q4      204  22%  20%  139   8%   24%    30   11%  16%   66   14%    57%     (6)     1     31       465  11%    25%
     ----------------  --------------   --------------  ----------------   ------------------     -----------------
Year    995  21%  24%  358   6%   20%   120   15%  16%  169  100%+   36%    (27)    50    122     1,787  17%    26%
     ================  ==============   ==============  ================   ==================     =================

2003
Q1      213  13%  21%   56  (16)% 16%    30    7%  15%   15  100%+   13%     (4)     2     28       340   6%    21%
Q2      268   9%  25%   33  (48)% 10%    35   12%  17%   67   46%    49%     (5)    (5)    30       423  (2)%   25%
Q3      411  15%  33%   45  (49)% 11%    36   16%  17%   40  (42)%   42%     (6)   (19)    26       533  (7)%   28%
Q4      178 (13)% 17%   98  (29)% 18%    36   20%  17%   31  (56)%   25%      -    (19)    25       349 (25)%   18%
     ----------------  --------------   --------------  ----------------   ------------------     -----------------
Year  1,070   8%  24%  232  (35)% 14%   137   14%  17%  153  (11)%   33%    (15)   (41)   109     1,645  (8)%   23%
     ================  ==============   ==============  ================   ==================     =================


2004
Q1      206  (3)% 19%   20  (64)%  6%    32    9%  15%   41  100%+   37%      -    (21)    33       311  (9)%   18%


                 --------------------------------------------

This release and other written or oral statements made from time to time by ADP may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature and which may be identified by the use of words like "expects," "projects," "anticipates," "estimates," "we believe," "could be" and other words of similar meaning, are forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: ADP's success in obtaining, retaining and selling additional services to clients; the pricing of products and services; changes in laws regulating payroll taxes, professional employer organizations and employee benefits; overall market and economic conditions, including interest rate and foreign currency trends; competitive conditions; stock market activity; auto sales and related industry changes; employment and wage levels; changes in technology; availability of skilled technical associates and the impact of new acquisitions and divestitures. ADP disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.


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